Exhibit 99.3

Discussion Materials September 2021

Disclaimer 2 This presentation (this “Presentation”) has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Bowlero Corp . (“Bowlero”) and Isos Acquisition Corporation (“ISOS”) and related potential investment in ISOS (together, the “Transactions”) and for no other purpose . Bowlero and ISOS reserve the right, at any time, to negotiate with one or more interested parties or to enter into a definitive agreement with respect to, or to determine not to proceed with, the Transactions, without prior notice to any other interested parties, and there can be no assurance that the Transactions will be consummated . Bowlero and ISOS reserve the right to terminate, at any time, and for any or no reason, further participation by any party, require the return of this Presentation and any other information made available in connection with the Transactions, to update, modify, complete, revise, verify, or amend this Presentation from time to time, or to modify any other procedures without assigning any reason therefor . No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, purchase or subscribe for, nor a recommendation or advice regarding, any securities in any jurisdiction, nor is it a solicitation of any vote or approval relating to the potential Transactions or otherwise in any jurisdiction . Any such offer or solicitation will be made pursuant to definitive subscription documentation, and any securities sold pursuant to such definitive subscription documentation will not be registered under the Securities Act of 1933 , as amended (the “Securities Act”), or the securities laws of any other jurisdiction . Such securities will be offered and sold in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws, which apply to offers and sales of securities that do not involve a public offering . SUCH SECURITIES HAVE NOT BEEN APPROVED OR RECOMMENDED BY ANY FEDERAL, STATE OR FOREIGN SECURITIES COMMISSION OR SECURITIES REGULATORY AUTHORITY OR OTHER REGULATORY BODY OR AUTHORITY, NOR HAVE ANY OF THESE BODIES OR AUTHORITIES PASSED UPON THE MERITS OF THE SECURITIES OR THE MERITS OF, OR THE ACCURACY AND ADEQUACY OF, ANY OF THE INFORMATION CONTAINED IN THIS PRESENTATION . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . No Representations and Warranties Bowlero and ISOS assume no obligation to update or keep current the information contained in this Presentation, to remove any outdated information or to expressly mark such information as being outdated . This Presentation does not purport to contain all of the information that may be required to evaluate the potential Transactions, and any recipient should conduct its own independent analysis of Bowlero and ISOS and the information contained or referred to in this Presentation . You should not construe the contents of this Presentation as legal, accounting, business, tax or financial advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial and other matters contained herein . No representation or warranty, express or implied, is or will be given by Bowlero or ISOS or any of their respective subsidiaries, stockholders, partners, members, affiliates, directors, officers, employees, advisers, representatives or agents or any other person as to the accuracy, completeness or reasonableness of the information in this Presentation (including as to the accuracy, completeness or reasonableness of statements, estimates, targets, projections, assumptions or judgments) or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the potential Transactions . Accordingly, none of Bowlero, ISOS or any of their respective subsidiaries, stockholders, partners, members, affiliates, directors, officers, employees, advisers, representatives or agents or any other person shall be liable for any direct, indirect or consequential losses or damages suffered by any person as a result of or arising from the use of this Presentation, its contents or reliance on any statement in or omission from this Presentation and any such liability is expressly disclaimed . Forward - Looking Statements This Presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended . These forward - looking statements are generally identified by words such as “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” or words of similar meaning . These forward - looking statements include, but are not limited to, statements about forecasted future financial and operating results, plans, objectives, strategies, beliefs, expectations and intentions with respect to, among other things, future operations, products and services and planned market launches as well as statements regarding Bowlero’s industry and market size, future opportunities for Bowlero’s business, and the potential Transactions, including the anticipated timing of the Transactions, implied enterprise value, the expected post - closing ownership structure, the level of redemptions of ISOS’s public shareholders, and the likelihood and ability of the parties to successfully consummate the potential Transactions . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . Such forward - looking statements are based upon the current beliefs and expectations of the management of each of Bowlero and ISOS and are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies . Actual results, performance or achievements may differ materially, and potentially adversely, from any projections, forecasts and forward - looking statements and the assumptions on which these forward - looking statements are based . There can be no assurance that the information contained in this Presentation is reflective of future results, performance and/or achievements to any degree . You are cautioned not to place undue reliance on these forward - looking statements as a predictor of future results, performance and/or achievements as projected financial information, cost savings and other information are based on estimates and assumptions, whether or not identified in this Presentation, that are inherently subject to various significant risks, uncertainties, contingencies and other factors, many of which are difficult to predict and generally beyond the control of the parties . There may be additional risks and other factors that neither Bowlero nor ISOS currently know or that Bowlero and ISOS currently believe are immaterial that could also cause actual results, performance or achievements of Bowlero to differ from those contained in these forward - looking statements . Consequently, there can be no assurance that the actual results, performance and achievements anticipated in this Presentation will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Bowlero . Additional information concerning these and other factors that may impact the operations, Transactions and projections discussed herein can be found in ISOS’s periodic filings with the U . S . Securities and Exchange Commission (the “SEC”) . ISOS’s SEC filings are available publicly on the SEC’s website at www . sec . gov . All information set forth in this Presentation speaks only as of the date hereof or the date of such information, as applicable, and Bowlero and ISOS expressly disclaim any intention or obligation to update any forward - looking statements as a result of developments occurring after the date of this Presentation . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results .

Disclaimer ( cont’ d) 3 Forecast and Illustrative Scenarios This Presentation contains information with respect to Bowlero’s projected results . This forecast is based on currently available information and Bowlero’s estimates . Bowlero’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to this information for the purpose of its inclusion in this Presentation and, accordingly, they have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . Bowlero does not undertake any commitment to update or revise any such information, whether as a result of new information, future events or otherwise . The assumptions and estimates underlying the above - referenced information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond Bowlero’s and ISOS’s control, that could cause actual results to differ materially from those contained in such information . The inclusion of financial projections, estimates and targets in this Presentation should not be regarded as an indication that Bowlero or ISOS or their representatives considered or consider the financial projections, estimates and targets to be a reliable prediction of future events . See “Forward - Looking Statements” above . Industry and Market Data The information in this Presentation also includes information from third - party sources . Any estimates or projections in this Presentation involve elements of subjective judgment and analysis that may or may not prove to be accurate . None of Bowlero, ISOS, their respective affiliates or any third parties that provide information to Bowlero, ISOS or their respective affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such information . Bowlero and ISOS may have supplemented this information where necessary with information from discussions with Bowlero’s customers and Bowlero’s own internal estimates, taking into account publicly available information about other industry participants and Bowlero’s management’s best view as to information that is not publicly available . None of Bowlero, ISOS or their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein . While such information is believed to be reliable for the purposes used herein, none of Bowlero, ISOS or any of their respective subsidiaries, stockholders, partners, members, affiliates, directors, officers, employees, advisers, representatives or agents makes any representation or warranty with respect to the accuracy of such information . Financial Statements and Certain Financial Measures This Presentation includes certain non - GAAP financial measures that Bowlero’s management uses to evaluate Bowlero’s operations, measure its performance and make strategic decisions . EBITDA is a non - GAAP financial measure that measures performance by adjusting gross profit for certain operating expenses, real estate and property tax credit agreement adjustments, cost savings initiatives and other non - recurring items . Bowlero and ISOS believe that EBITDA and EBITDA - based measures provide useful information to investors and others in understanding and evaluating Bowlero’s operating results in the same manner as management . However, EBITDA is not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit or any other operating performance measures calculated in accordance with GAAP . Using any such financial measure to analyze Bowlero’s business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant . In addition, although other companies in Bowlero’s industry may report measures titled EBITDA or similar measures, such financial measures may be calculated differently from how Bowlero calculates such financial measures, and therefore, Bowlero’s non - GAAP measures may not be directly comparable to similarly titled measures of other companies . Because of these limitations, you should consider EBITDA alongside other financial performance measures and other financial results presented in accordance with applicable accounting standards . Additionally, to the extent that forward - looking non - GAAP financial measures are provided, they are presented on a non - GAAP basis without reconciliations of such forward - looking non - GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations . Trademarks and Trade Names Bowlero and ISOS and their respective affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to imply a relationship with Bowlero, ISOS or any of their respective affiliates, or an endorsement or sponsorship by or of Bowlero, ISOS or any of their respective affiliates . Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Bowlero, ISOS, their respective affiliates or any third parties whose trademarks, service marks or trade names, as the case may be, are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names .

OUR JOURNEY








Bowlero


Brunswick Zone

1938
The original Bowlmor Lanes opens its doors in Greenwich Village, NYC

1997
Tom Shannon acquires and sets out to revolutionize Bowlmor Lanes into an upgraded bowling experience

2013
Bowlmor Lanes acquires AMF Bowling and creates Bowlmor AMF

2014
Bowlmor AMF launches its new brand Bowlero, in the Woodlands, Texas

2014
Bowlmor AMF acquires the Brunswick Corporation's bowling center business

2018
Bowlmor AMF embraces its most dynamic brand and officially becomes Bowlero Corporation

2019
Bowlero Corp purchases the PBA. The purchase brings unprecedented innovation to the sport

2020
Begin Gaming initiatives; Bowlero completes 85th center conversion from AMF/ Brunswick to experiential Bowlero/ Bowlmor brand

2021
Launched QMS technology initiative

4

The Bowlero Ecosystem Powerful and reinforcing growth flywheel 5 LEISURE The largest owner and operator of bowling centers in the world MEDIA Ownership of PBA creates strong brand equity and prestige amongst bowlers, which maximizes standalone profitability and drives traffic and spend in the centers GAMING Pioneering in - center gaming, apps and new technology to bring gaming into and beyond the bowling center QMS SYSTEM Proprietary Quantitative Management System drives continuous operational improvement, acts as an acquisition screening tool and is poised for 3rd party mo n e ti z a tio n REAL ESTATE Significant value creation opportunity through acquisitions and go - forward o p tio n a li ty

Bowlero at a glance

Largest operator of bowling centers in the world	Rapid business recovery and positive outlook	Clear line of sight post-COVID	Strong historical financials	Consistent organic growth
322[1] Centers in North America	**$13mm** FY2021A consolidated adjusted EBITDA outperformance of business plan	**$878mm** CY2022E consolidated revenue	**$746mm** Feb'20A TTM run-rate consolidated revenue	**4%** Same-store-sales revenue CAGR FY2014 - Feb'20A TTM run-rate
26mm Feb'20A TTM guests	**$10mm** Increase in CY2022E consolidated adjusted EBITDA guidance	**$285mm** CY2022E consolidated adjusted EBITDA	**$201mm** Feb'20A TTM run-rate consolidated adjusted EBITDA	**9%** Same-store-EBITDA CAGR FY2014 - Feb'20A TTM run-rate

Note: February 2020 TTM run-rate is presented on a pro forma basis including adjustments by account and location to reflect adjusted EBITDA consistent with the definition in the Credit Agreement. See Appendix for definition of Adjusted EBITDA, which is a non-GAAP measure, and a reconciliation to the GAAP measure

[1] Location count, includes current, in development and under LOI

6

15 14 13 ~ 3 ,5 0 0 (# of centers) ~7x next largest operator 44 322 1 Independent centers 7 MARKET LANDSCAPE Source: Company websites and management estimates 1 Location count, includes current, in development and under LOI World's largest owner / operator of bowling centers Industry fragmentation creates enormous consolidation opportunity

x Well positioned in highly attractive markets across North America – 310 centers currently operating (302 in the U.S., 6 in Mexico and 2 in Canada) – 3 additional new build centers in development – 9 additional centers signed or under LOI x 74%+ of revenue generated in or adjacent to top 25 MSAs x Differentiated offerings have broad appeal across attractive demographics 8 Portfolio of assets in highly attractive markets

Balanced, growing and recurring revenue streams



RETAIL

- Walk-in / recreational bowlers including families, millennials, “date nighters”, and weekend enthusiasts
- Largest and most diverse audience
- Opportunity to raise top-of-mind awareness and increase frequency of usage for group



LEAGUE

- League bowlers remain a large and stable source of recurring revenue
- League revenues outperformed expectations and the industry
- Predictable revenue during off-peak times
- PBA ownership represents another driver of league growth and engagement



EVENTS

- Considerable guest recurrence at events, especially during the holiday season
- Consistent revenue stream with huge upside potential



AMUSEMENTS

- Amusements are an excellent source of high margin ancillary revenue
- Highest ROI investment stream in the Company
- Drives significant incremental spend per visit
- Continued source of growth with significant opportunities remaining

Feb. ‘20 TTM run-rate leisure revenue ($mm):

Retail	League	Events	Amusements
$390	$156	$140	$56

9

10 Track record of strong, consistent organic growth QUARTERLY SSS GROWTH 4 . 9% 2016 - 2019 average 4 .1% 6 .8% 5 .7% 7 .0% 2 .9% 2 .2% 4 .1% 4 .4% 3 .8% 8 .0% 9 .6% 4.4% 7 .9% 2 .8% ( 0 .3%) 4 .5% 2 0 1 8 2 0 1 9 2 01 6 2 0 1 7 Note: Values represent quarterly same store sales

11 Our strong organic performance is enhanced by our new locations TX MT CA ID NV AZ OR IL NM CO WY MN SD IA ND UT KS NE WA WI OK MI MO NY FL IN AL GA AR LA NC VA TN KY OH MS ME SC MI WV VT NH PA MD NJ DE MA CT RI PA MD VA FL EBITDA multiple paid ($MM) # of centers Net cash invested TTM 2 1 – Year fwd ROI 3 Acquisitions 5 $29 8.4x 3.6x 27% Chain Acquisition 17 1 44 6.7x 4.7x TBD New Builds 4 22 - 2.2x 46% Total 26 $96 7.3x 3.5x 36% 2 Chain Acquisitions New Acquisitions New Builds ADDED 26 LOCATIONS TO OUR FOOTPRINT THROUGH ACQUISITIONS AND NEW BUILDS SINCE JUNE 2021 Roll up opportunities and disciplined new builds provide attractive vectors for accretive growth Note: $ in millions; As of 9/17/2021 1 16 centers on owned real estate; 2 Excludes ROI from Chain Acquisition; 2 TTM stands for trailing twelve months; 3 ROI calculated as the ratio between Adjusted 1 - Year forward EBITDA and net cash invested

12 Attractive Center Level EBITDAR / EBITDA margin driven by significant operational leverage CENTER LEVEL EBITDAR CENTER LEVEL EBITDA Note: $ in millions; FY as of 6/30 1 Leisure revenue excludes closed center activity $250 $259 $278 $310 $365 FY '16A FY '17A FY '18A FY '19A Feb '20 TTM run - rate % of leisure revenue 1 43% 44% 45% 47% 49% $183 $189 $206 $234 $280 FY '16A FY '17A FY '18A FY '19A Feb '20 TTM run - rate % of leisure revenue 1 32% 32% 34% 35% 38%

Note: Bars in chart represent average of peer set as of LTM period 12/31/2019 or closest aligned FY LTM period 1 EBITDA includes the impact of run - rate and other adjustments 2 EBITDA margin excludes closed center revenue and EBITDA 3 Capex net of SLB proceeds and tenant allowances 4 Average of maintenance capex from FY2016 - 2019 29% 20% 1 6% 11% TOP TIER PROFITABILITY CY2019 EBITDA margin 1,2 68% 5 4% 49% 40% INDUSTRY LEADING FREE CASH FLOW CONVERSION CY2019 (EBITDA – total capital expenditures) / EBITDA 1,3 13 Top tier profitability and cash flow conversion Casual dining T h e a t r e s F E Cs T h e a t r e s Casual dining F E Cs Average maintenance capex of only $10mm 4

14 Highly attractive returns on invested capital 3 7 % BOWLERO’S STRONG TRACK RECORD OF ROI FY2014 - FY2019 66% 3 1 % Bowlmor / Bowlero conversions 1 New games & Amusements New centers Note: Based on financial information through week end September 30, 2019 and pro forma run rate estimates 1 Renovations and brand conversions of AMF and Brunswick centers into Bowlero branded centers 2 In some cases, Games & Amusements investment results are included within Bowlmor/Bowlero and Remodel/Upgrades results 3 Assumes EBITDA margin of 85.0% for the games & amusements business (pre - and post - investments) 4 Net of sale leaseback proceeds and tenant allowance Per center metric Number of centers invested 41 168 2 13 Avg. investment capex $2,338,219 $215,310 $3,823,048 4 Avg. incremental pro forma EBITDA $861,384 $141,760 $1,191,793 % increase vs. prior year 95% 381% 3 Avg. payback years 2.7 1.5 3.2

15 Source: Company financials Highly attractive returns on invested capital (cont’d) Illustrative case studies J U PI T ER, F LORI D A  Former independent center acquired via new lease with owner  Pre - acquisition performance of $2.4mm revenue, $600k in EBITDAR and ($152k) EBITDA net of post - acquisition rent  CY2019 performance of $3.9mm revenue, $2.0mm in EBITDAR and $1.4mm in EBITDA  EBITDA margin expansion of +4,297 bps BETHESDA, M A R Y LAND $3.4 mm 29% 3.4 $3. 4 mm 45% 2.2 $2. 0 mm 56% 1.8 Net cash invested ROI Payback years Net cash invested ROI Payback years Net cash invested ROI Payback years  Former Bowl America center acquired via lease  Pre - acquisition performance of $830k revenue and ($30k) EBITDA  Year 1 performance of $4.2mm revenue and $1mm in EBITDA  EBITDA margin expansion of +2,692 bps NORTH S C O T T S D ALE , ARIZONA  New center construction in 10 th largest metropolitan area (Phoenix)  33,500 sq. ft.  36 lanes  Opened in April 2018  Year 1 revenue of $3.7mm  Year 1 EBITDA of $1.6mm

16 Significant opportunity to accelerate already robust organic growth through center upgrades SAME STORE REVENUE CAGR FY2014 – Feb 2020 SAME STORE EBITDA CAGR FY2014 – Feb 2020 4% 7% 2% Total portfolio Converted centers Low investment centers 9% 11% 7% Total portfolio Converted centers Low investment centers 182 low - investment centers provide ample runway for continued high ROI investments

Leisure revenue production well ahead of pre - pandemic performance 17 Note: Performance compared to same period 2019 1 Leisure revenue excludes closed center activity 2 As of September 12, 2021 ( 8%) Ap r i l 6% 13% 26% 21% 21% May Ju n e Ju l y Augu s t September to date 2 Grow by revenue stream vs. 2019 A pr il M ay J une J uly A u g u s t September to date 2 Retail Bowling 1% 12% 20% 26% 25% 54% League Bowling ( 4 3%) ( 2 0%) ( 1 5%) ( 8%) ( 1 2%) ( 3 3%) Event Bowling ( 1%) 1% 1% 20% 11% 13% Food & Beverage ( 1 0%) 2% 12% 29% 21% 21% Amusements 13% 34% 45% 59% 52% 60% LEISURE REVENUE 1 % GROWTH / (DECLINE) 2021 VS. 2019

Strong and improving center - level economics Note: FY as of 6/30. See Appendix for reconciliation of EBITDAR, which is a non - GAAP measure 1 Total Center Revenue excludes closed center activity 18 x Gross profit and EBITDAR margins expanded +600 bps over Q4 ‘19 x Q4 ’21 revenues across all major product lines surpassed expectations and recovered beyond Q4 ’19 results x Q4 ’21 total center revenue and EBITDAR beat expectations and performed above pre - pandemic levels x May and June Total Center Revenue combined were $99mm or 10% higher than 2019 demonstrating breakout momentum in performance Q4 ($MM) '21A '21E ‘ 1 9 A Bowling & shoe $80 $62 $80 Food & Beverage 53 42 53 Amusement 15 10 1 2 Other 7 3 7 Total Center Revenue 1 $155 $117 $1 5 1 Total Center Gross Profit $106 $74 $9 6 % Margin 69% 64% 63% Total Center Level EBITDAR $77 $51 $6 5 % Margin 49% 44% 43%

Q4 FY'21 EBITDA was 82% greater than the comparable pre-COVID quarter

CONSOLIDATED REALIZED EBITDA[1] ($MM)



+82%
$24
$43
Q4 '19A
Q4 '21A

- ✓ **Realized EBITDA[1] in Q4 '21 exceeded Q4 '19 by nearly $20mm or 82%**
- ✓ **Retail Bowling & Shoe and Amusements revenues were 11% and 29% higher than pre-pandemic levels, respectively**
- ✓ **Significant recovery underway** in event and league bowling
- ✓ **Material revenue upside** remains as event and league businesses continue to recover
- ✓ **Operational efficiencies driving** significant Realized EBITDA[1] growth

[1] Realized EBITDA does not include adjustments as defined by the credit agreement. See Appendix for definition of Realized EBITDA and Adjusted EBITDA, which are non-GAAP measures, and a reconciliation of each of these to the GAAP measures

19

20 Significantly outperformed FY2021 guidance due to recovery in businesses and accelerating operational efficiencies LEISURE REVENUE 1 ($MM) CONSOLIDATED ADJUSTED EBITDA 2 ($MM) Note: FY as of 6/30 1 Leisure revenue excludes closed center activity 2 EBITDA as defined by credit agreement. See Appendix for definition of Adjusted EBITDA, which is a non - GAAP measure, and a reconciliation to the GAAP measure $ 3 73 $3 8 1 FY '21E FY '21A $92 $ 1 05 FY '21E FY '21A +2% + 14% % Beat:

$34 $19 $16 $8 $4 $3 $ 1 0 $2 0 1 $2 85 Feb '20 TTM run - rate c o n s o l i d a t ed adjusted EBITDA 1 Base business New builds 2 Center a c q u i s i t i o ns Bowl America Media business acquisition G&A CY2022E c o n s o l i d a t ed adjusted EBITDA 1 Given base business outperformance, we are increasing CY2022E consolidated adjusted EBITDA 1 guidance by $10mm or 4% vs. prior plan 21  Base Business assumes existing center revenue growth of 10% vs. pre - pandemic and the effect of additional conversions  17 center acquisitions – 5 acquisitions opened – 9 acquisitions signed or under LOI  9 new builds – 4 new builds have already opened – 2 new builds under construction and expected to open in early CY Q 4  Chain acquisition of Bowl America consummated 8 / 16 / 2021 adding 17 centers to the portfolio, 16 on owned real estate  Media segment growth driven by PBA Note: $ in millions 1 Adjusted EBITDA as defined by credit agreement. Pro forma adjustments include real estate and property tax credit agreement adjustment, cost savings initiatives, and other non - recurring items; 2 Includes 4 new builds that have already opened and have two more to open in 3 months Increase in guidance

22 Strong cash generations from operations strengthened our financial position and provided increased flexibility x $54mm of cash generated from operations in Q4 FY2021 x $33mm of permanent annualized savings through reduced costs x $58mm in reduced capital expenditures ($ ‘000s) Three months ending June 27, 2021 Twelve months ending June 27, 2021 Cash balances, beginning of period $166,569 $140,705 Operating activities, net 1 54,364 84,532 Business Interruption Insurance Proceeds - 20,187 Investing activities, net (18,488) (46,676) Financing activities, net (2,035) 34,805 Interest on debt (13,317) (46,460) Cash balances, June 27, 2021 $187,093 $187,093 Note: FY as of 6/30 1 Excludes Business Interruption Insurance Proceeds and Interest Payments on debt and includes effect of exchange rates on cash. See Appendix for reconciliation of this non - GAAP cash measure to cash provided by operating activities, net

FY '18A FY '19A Feb '20 FY '20A FY '21A FY '22E TTM run - rate $955 $878 $910 $817 $746 $672 $619 $520 $395 CY '22E FY '23E CY '23E 23 Consolidated long term growth forecast CONSOLIDATED REVENUE COVID impacted period Recovered business CONSOLIDATED ADJUSTED EBITDA UNLEVERED FREE CASH FLOW 1 Note: $ in millions; See Appendix for definition of Adjusted EBITDA, which is a non - GAAP measure, and a reconciliation to the GAAP measure 1 Calculated as EBITDA – total capex; Includes real estate purchases, acquisition of centers, proceeds from sale/leaseback and proceeds from tenant allowances 2 Adjusted EBITDA margin excludes closed center revenue and EBITDA 3 Calculated as (EBITDA – corporate & maintenance capex) / EBITDA FY '18A FY '19A Feb '20 FY '20A FY '21A FY '22E TTM run - rate $285 $295 $307 $267 $187 $201 $167 $161 $105 CY '22E FY '23E CY '23E % conversion 49% 70% 33% 30% 60% 43% 45% 46% 47% % conversion (excluding growth capex) 3 90% 87% 88% 85% 87% 92% 92% 92% 91% % margin 2 27% 28% 27% 31% 27% 33% 32% 32% 32% FY '18A FY '19A Feb '20 FY '20A FY '21A FY '22E TTM run - rate $81 $131 $66 $48 $63 $114 $128 $136 $144 CY '22E FY '23E CY '23E

24 Global expansion represents a significant opportunity to further accelerate growth Bowlero’s powerful brands are primed for monetization Global expansion through international licensing provides opportunity for stable, high - margin revenues Bowling is a fast - growing sport internationally and has significant appeal in many markets such as Australia, Brazil, England, Germany, Indonesia, Japan, Mexico, the Middle East, Poland and South Korea Ability to license the brand for international use by country, region and city Significant international growth could be achieved through a combination of acquisition and licensing With the right operating partner in place, significant economics can be earned with low/ no - investment from Bowlero

Fast growing PBA diversifies and reinforces business model Premier Sponsors  Over 70 hours / year of original first - run linear programming  $3mm+ dollar media rights contract with Fox Sports  $550k+ in additional media rights fees from CBS Sports Network and OTT platform, FloBowling  Largest viewing audience in history with over 23M in 2020 despite COVID - related production limitations (e.g., no live audience)  Opportunity to expand through acquisitions in the niche sports media space  Projected to achieve $5mm of EBITDA by 2023 25

Innovation in sports betting and digital gaming to elevate in-center experience and drive upside


PBA Bowlero
GLOBAL
RUMBLE
Lanetalk

RUMBLE

- International virtual tournaments in partnership with Lane Talk app
- Bowlers worldwide can enter the tournament remotely at their local bowling center
- Chance to win a portion of the $50,000 prize pool



GAMING SPONSORSHIPS WITH BETTORVIEW

- Partnered with Bettorview, a digital signage solution with the ability to enhance in-venue promotions on screens
- Monetize the legal online sports betting industry via performance-based agreements with multiple sportsbook operators



IN-CENTER GAMING

- Developing an app that will allow bowlers to compete in skills-based challenges for real world prizes at integrated bowling centers worldwide
- Opportunity to add additional engagement while increasing dwell time and revenue


STRIKE!
BY
Bowlero

SPORTS BETTING AND DIGITAL GAMING

- First hospitality company to brand an esports game
- Connects 40mm Skillz players worldwide with Bowlero's ~300 bowling centers
- Allows players to compete for cash prizes and free games at Bowlero centers, driving incremental traffic

26

Proven, proprietary technology drives continuous operational improvement QMS enables businesses to consistently access available operating leverage and drive better, more predictable performance 27  Management SaaS platform powered by a multilayered algorithm  Developed in - house to optimize the management of Company’s diverse store portfolio  Utilizes data aggregation and analysis to identify areas of opportunity to drive performance improvements across the P&L  Creates a culture of highly transparent, data - driven management which informs compensation and organizational decisions  Potential for 3rd party monetization

T r a n s a c t i o n overview

Transaction summary

- ✓ $2,474mm pre-transaction enterprise value ($2,616 pro forma enterprise value)
- ✓ Implies 9.2x post-money FV / CY2022E adjusted EBITDA[1]
- ✓ Bowlero stockholders receive $309mm in cash
- ✓ $211mm cash to balance sheet and debt/preferred paydown
- ✓ $95mm issuance of convertible preferred equity for cash
- ✓ Bowlero management will continue to operate the business post-closing
- ✓ Transaction expected to close in Q3 2021

Pro forma ownership @ $10 per share (%)[4]
(assumes no conversion of convertible preferred equity)



Sponsor shares[8]
2.3%
SPAC shares
14.5%
PIPE shares
8.6%
Forward purchase agreement
5.7%[6]
Management stock bonus[9]
0.8%
Existing Bowlero shareholders[7]
68.1%

Sources	
SPAC cash in trust (assuming no redemptions)	$255
PIPE	250[2]
Exchange common equity for convertible preferred	105
Convertible preferred issued for cash	95
Company stockholders rollover	1,195[7]
Management transaction bonus (stock portion)[9]	14
Total sources	**$1,914**

Uses	
Equity consideration to company stockholders	$1,195[7]
Cash consideration to company stockholders	309
Exchange common equity for convertible preferred	105
Cash to balance sheet and debt/preferred paydown	211
Transaction expenses (incl. management transaction bonus)	94[3]
Total uses	**$1,914**

Illustrative capitalization @ $10 per share[4]	
Pro forma implied enterprise value	**$2,616**
Pro forma net debt and preferred	863[5]
Pro forma implied market capitalization	**$1,753**

Source: Bowlero management; Public filings
Note: Assumes no new debt issuance; Cash to company balance sheet includes preferred equity paydown of $139mm and remaining balance for debt paydown or cash to balance sheet; Assumes current net debt of $735mm (excluding preferred); SPAC public shares include public warrants; Sponsor shares include private placement warrants; Excludes EIP and ESPP in pro forma ownership calculation; Assumes no redemptions; Standalone balance sheet figures as of February 28, 2021
[1] Assumes CY2022E EBITDA of $285mm; See Appendix for definition of Adjusted EBITDA, which is a non-GAAP measure, and a reconciliation to the GAAP measure [2] Includes $100mm FPA in private placement; [3] Includes $39mm transaction bonus for Bowlero management ($25mm in cash, $14mm in stock), ratio subject to change; [4] Excludes dilution from warrants; [5] Q3 FY2021 PF net debt and preferred of $863mm based on standalone net debt and existing preferred equity of $873mm less primary proceeds of $211mm plus $105mm exchange of common equity for convertible preferred and issuance of $95mm convertible preferred for cash; [6] Excludes FPA warrants with an exercise price of $11.50; [7] Excludes an earnout equivalent to 20.75mm shares issued to the Company shareholders triggered in two parts equally at prices of $15.00 and $17.50 per share; [8] Outright forfeiture of 0.81mm sponsor shares; 5.4mm private placement warrants not subject to forfeiture; Forfeited shares to be transferred to existing shareholders; Excludes 1.61mm sponsor shares and 1.62mm private placement warrants subject to vesting conditions where 0.81mm shares and warrants vested when share price >$15.00 and 0.81mm shares and warrants vested when share price >$17.50; Up to 1.34mm of sponsor shares are subject to forfeiture pro rata with the first $80mm of redemptions; [9] Represents stock portion of $39mm transaction bonus for Bowlero management ($14mm in stock), ratio subject to change

29

Overview of ISOS Acquisition Corp

Summary of ISOS IPO

IPO date:	March 3rd, 2021
Offering size:	$255mm, including over-allotment • Upsized from initial $200mm size
Units offered:	25.5mm units consisting of one Class A ordinary share and 1/3 of 1 warrant ($11.50 per share)
Order book:	Over 7.0x+ oversubscribed
Shareholder base:	150+ high quality institutional investors

Backed by leading institutional investors

Alyeska
Aristeia Capital
Arena Capital
Blackstone
BlueCrest
Castle Creek Capital
CastleHook Partners
Glazer Capital Management
The Donerail Group
Linden Advisors
Magnetar Capital
millennium
Sculptor Capital Management
Soros Fund Management
TOMS Capital

Premier institutional support

Anchor investors

APOLLO
(Fully committed FPA)

LionTree

Underwriters

J.P. Morgan

LionTree

30

ISOS team overview 31 George Barrios Co - CEO ▪ Award winning C - suite executive with proven track record of creating shareholder value in public markets ▪ Named Top 3 Media CFO by Institutional Investor in 2017 Michelle Wilson Co - CEO ▪ Forbes’ and Sports Illustrated’s 10 Most Influential and Powerful Women in Sports in 2018 and 2013 ▪ Proven track record in brand building, growth of established businesses, innovation and creation of new entities ▪ Previously WWE co - president & board member ▪ Led global license product strategy and domestic sales at the NBA Winston Meade Managing Director ▪ 20+ years of M&A experience as an investment banker ▪ Focused on TMT sector for over 10 years ▪ Advised on over $100bn of domestic and cross - border transactions

Investment thesis

Bowlero: A premium consumer experience with opportunity for significant value creation

INDUSTRY LEADER

Industry leader in massive addressable market of $11bn[1] for bowling and $100bn+[2] for out-of-home entertainment

WELL-POSITIONED

Well-positioned to benefit from secular shift in consumer spending to experiential

HIGHLY PROFITABLE

Highly profitable business model with industry leading operating metrics

ESTABLISHED BLUEPRINT

Established blueprint for in-market acquisitions and enhanced monetization

EXPANSION

Multiple growth levers for expansion within existing and emerging businesses

MANAGEMENT

Best in class management team to execute the plan

32

[1] GlobeNewswire
[2] PWC Global Entertainment & Media Outlook 2019-2023, IAAPA Global Theme and Amusement Park Outlook: 2019-2023

A pp e n d i x

Non - GAAP reconciliations Note: $ in millions; FY as of 6/30 1 The closed center adjustment is to remove EBITDA for closed centers. Closed centers are those centers that are closed for a variety of reasons, including permanent closure, newly acquired or built centers prior to opening, centers closed for renovation or rebranding and conversion. Closed centers do not include centers closed in compliance with local, state and federal government restrictions due to COVID - 19. If a center is not open on the last day of the reporting period, it will be considered closed for that reporting period. If the center is closed on the first day of the reporting period for permanent closure, the center will be considered closed for that reporting period. 2 The adjustment for transaction costs and other advisory costs is to remove charges incurred in connection with any transaction, including mergers, acquisitions, refinancing, amendment or modification to indebtedness, dispositions and costs in connection with an initial public offering, in each case, regardless of whether consummated. 3 The adjustment for charges is to remove charges attributed to new initiatives include charges with the undertaking and/or implementation of new initiatives, business optimization activities, cost savings initiatives, cost rationalization programs, operating expense reductions and/or synergies and/or similar initiatives and/or programs (including in connection with any integration, restructuring or transition, any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, any office or facility opening and/or pre - opening), including any inventory optimization program and/or any curtailment, any business optimization charge, any restructuring charge (including any charges relating to any tax restructuring), any charge relating to the closure or consolidation of any office or facility (including but not limited to rent termination costs, moving costs and legal costs), any systems implementation charge, any severance charge, any one time compensation charge, any charge relating to entry into a new market, any charge relating to any strategic initiative or contract, any charge relating to any entry into new markets and contracts, any lease run - off charge, any charge associated with improvements to information technology (IT) or accounting functions, losses related to temporary decreases in work volume and expenses related to maintaining underutilized personnel, any charge relating to a new contract, any consulting charge and/or any corporate development charge; provided, that, in the case of any such charge, the results of any such action relating to such charge are projected by in good faith to be achieved within 24 months of the undertaking. 4 The adjustment for extraordinary unusual non - recurring gains or losses is to remove extraordinary gains and losses, which include any gain or charge from any extraordinary item as determined in good faith by the Company and/or any non - recurring or unusual item as determined in good faith by the Company and/or any charge associated with and/or payment of any legal settlement, fine, judgment or order. 34 Full Year ($MM) FY2021A Consolidated net (loss) income ($126) Adjustments: Interest expense 89 Income tax expense (benefit) (1) Depreciation and amortization 92 Share - based compensation 3 Closed center EBITDA 1 4 Foreign currency exchange (gain) loss (0) Asset disposition loss (gain) (0) Transactional and other advisory costs 2 11 Charges attributed to new initiatives 3 1 Extraordinary unusual non - recurring losses (gains) 4 (19) Contra rent expense (5) Consolidated realized EBITDA $48 Non - income other taxes 21 Optimization run - rate savings 15 De novo adjustment 11 Renovated facility adjustment 11 Consolidated adjusted EBITDA $105

Non-GAAP reconciliations (cont'd)

	Q4	
($MM)	FY2019A	FY2021A
Consolidated net (loss) income	**($16)**	**($13)**
Adjustments:		
Interest expense	15	23
Income tax expense (benefit)	2	(1)
Depreciation and amortization	26	24
Share-based compensation	1	1
Closed center EBITDA[1]	(3)	2
Foreign currency exchange (gain) loss	0	(0)
Asset disposition loss (gain)	3	0
Transactional and other advisory costs[2]	1	7
Charges attributed to new initiatives[3]	0	0
Extraordinary unusual non-recurring losses (gains)[4]	2	1
Contra rent expense	(6)	1
Consolidated realized EBITDA	**$24**	**$43**
SG&A expense	22	20
Media & Other income	1	1
Center EBITDA	**$46**	**$63**
Cash rent expense	19	14
Center EBITDAR	**$65**	**$77**

Note: $ in millions; FY as of 6/30

[1] The closed center adjustment is to remove EBITDA for closed centers. Closed centers are those centers that are closed for a variety of reasons, including permanent closure, newly acquired or built centers prior to opening, centers closed for renovation or rebranding and conversion. Closed centers do not include centers closed in compliance with local, state and federal government restrictions due to COVID-19. If a center is not open on the last day of the reporting period, it will be considered closed for that reporting period. If the center is closed on the first day of the reporting period for permanent closure, the center will be considered closed for that reporting period. [2] The adjustment for transaction costs and other advisory costs is to remove charges incurred in connection with any transaction, including mergers, acquisitions, refinancing, amendment or modification to indebtedness, dispositions and costs in connection with an initial public offering, in each case, regardless of whether consummated. [3] The adjustment for charges is to remove charges attributed to new initiatives include charges with the undertaking and/or implementation of new initiatives, business optimization activities, cost savings initiatives, cost rationalization programs, operating expense reductions and/or synergies and/or similar initiatives and/or programs (including in connection with any integration, restructuring or transition, any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, any office or facility opening and/or pre-opening), including any inventory optimization program and/or any curtailment, any business optimization charge, any restructuring charge (including any charges relating to any tax restructuring), any charge relating to the closure or consolidation of any office or facility (including but not limited to rent termination costs, moving costs and legal costs), any systems implementation charge, any severance charge, any one time compensation charge, any charge relating to entry into a new market, any charge relating to any strategic initiative or contract, any charge relating to any entry into new markets and contracts, any lease run-off charge, any charge associated with improvements to information technology (IT) or accounting functions, losses related to temporary decreases in work volume and expenses related to maintaining underutilized personnel, any charge relating to a new contract, any consulting charge and/or any corporate development charge; provided, that, in the case of any such charge, the results of any such action relating to such charge are projected by in good faith to be achieved within 24 months of the undertaking. [4] The adjustment for extraordinary unusual non-recurring gains or losses is to remove extraordinary gains and losses, which include any gain or charge from any extraordinary item as determined in good faith by the Company and/or any non-recurring or unusual item as determined in good faith by the Company and/or any charge associated with and/or payment of any legal settlement, fine, judgment or order.

35

Non - GAAP reconciliations (cont’d) 36 ($ ‘000s) Three months ending June 27, 2021 Twelve months ending June 27, 2021 Net cash provided by operating activities $41,091 $58,232 Business Interruption Insurance proceeds 0 (20,187) Interest on debt 13,317 46,460 Effect of exchange rates on cash 44 27 Operating activities, net $54,364 $84,532 Note: FY as of 6/30

T H A N K Y O U